FUTURE ACCOUNTING DEVELOPMENTS	12 Months Ended
Dec. 31, 2021
Disclosure of expected impact of initial application of new standards or interpretations [Abstract]
FUTURE ACCOUNTING DEVELOPMENTS
NOTE 54: FUTURE ACCOUNTING DEVELOPMENTS
The following pronouncements are not applicable for the year ending 31 December 2021 and have not been applied in preparing these financial statements. Save as disclosed below, the impact of these accounting changes is still being assessed by the Group and reliable estimates cannot be made at this stage.
IFRS 17 Insurance Contracts
IFRS 17 replaces IFRS 4 Insurance Contracts and is effective for annual periods beginning on or after 1 January 2023.
IFRS 17 requires insurance contracts and participating investment contracts to be measured on the balance sheet as the total of the fulfilment cash flows and the contractual service margin. The fulfilment cash flows consist of the present value of future cash flows, together with an explicit risk adjustment, and are required to be remeasured at each reporting date. The contractual service margin is equal and opposite to any day one gain in the fulfilment cash flows of a group of contracts and represents the unearned profit of the insurance contracts. Changes to estimates of future cash flows from one reporting date to another are recognised either as an amount in profit or loss or as an adjustment to the expected profit for providing insurance coverage, depending on the type of change and the reason for it. The effects of some changes in discount rates can either be recognised in profit or loss or in other comprehensive income as an accounting policy choice. The risk adjustment is released to profit and loss as an insurer’s risk reduces. Profits which are currently recognised through a value in-force asset under IFRS 4 will no longer be recognised at inception of an insurance contract. Instead, the expected profit for providing insurance coverage is recognised in the contractual service margin and released to profit or loss over time as the insurance coverage is provided.
The standard will have a significant impact on the accounting for the insurance and participating investment contracts issued by the Group as, while the profits which emerge under IFRS 17 would not be different over the lifetime of an insurance contract compared to current accounting, the timing of profit recognition means that profits from insurance contracts for a given reporting period would be lower than under IFRS 4. Transition from IFRS 4 to IFRS 17 will result in a reduction to retained earnings as a proportion of previously recognised profits from insurance contracts is included in the contractual service margin established as a liability, reflecting the retrospective application of IFRS 17 to the existing book of insurance contracts written by the Group.
The standard is not expected to be effective until 1 January 2023, with a transition date of 1 January 2022 (reflecting the starting point for comparative results), and management is currently unable to quantify with reasonable assurance the estimated impact on transition to IFRS 17. This is because the impact on transition will need to incorporate economic conditions and risks at the time of the transition date, and calculation of the transition impacts is planned to be undertaken during 2022.
The Group's IFRS 17 project is progressing to plan. Work has focused on interpreting the requirements of the standard, developing methodologies, disclosures and accounting policies, and implementing the changes required to reporting and other systems. The development of the Group's data warehousing and actuarial liability calculation processes required for IFRS 17 reporting continues to progress, with testing underway and business readiness activity due to take place in 2022, ahead of full implementation from 1 January 2023.
Minor amendments to other accounting standards
The IASB has issued a number of minor amendments to IFRSs effective 1 January 2022 and in later years (including IFRS 9 Financial Instruments and IAS 37 Provisions, Contingent Liabilities and Contingent Assets). These amendments are not expected to have a significant impact on the Group.